UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material under to § 240.14a-12

Ring Energy, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following contains forms of email and printed invitations to the Ring Energy, Inc. (“Ring Energy”) Retail Voting Program ("Voting Program"), a new, voluntary initiative that will permit retail (i.e. individual) shareholders to opt in and set a standing voting instruction to vote their shares in accordance with the Ring Energy Board’s recommendations. Subsequent pages capture the details of the enrollment websites as well as information on the Voting Program to be set forth on the Ring Energy website.

IMPORTANT INFORMATION ABOUT THE RING ENERGY RETAIL VOTING PROGRAM

In connection with any shareholder vote, including any annual or special shareholder meetings, Ring will file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A and proxy card (together, “Proxy Materials”) with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation.

SHAREHOLDERS OF RING ENERGY ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RING ENERGY AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING.

Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Ring Energy through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for free at the Ring Energy website (www.ringenergy.com) or by contacting Investor Relations at Individual.Stockholder@ringenergy.com.

Beneficial Email:

XP INVESTMENTS US, LLC

Account Number **34567890123456789O1**

A message from RING ENERGY, INC.:

RING

A new, easy way to vote

Ring Energy is giving eligible investors a greater say in the proxy voting process

Dear Ring Energy Shareholder,

As an investor in Ring Energy, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Ring Energy shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

Opt in now →

What you can expect

- Saves time and effort by eliminating the need to vote each time.
- You maintain full control, with the ability to change your vote or opt out at any time.
- Guarantees your shares are always voted in line with the Board's recommendations.
- Participate for free. This service is offered at no added cost to you.

Thank you for investing in Ring Energy.

Investor Relations
Ring Energy Corporation
Individual.Stockholder@ringenergy.com

Opt in now →

The program described herein is neither endorsed nor solicited by your broker and its agents.

Job #: N40024

Email Settings | Usage Notice

Beneficial Letter:

U.S. BANK

ATTN: SECURITIES CONTROL
1555 NORTH RIVERCENTER DRIVE
SUITE 300
MILWAUKEE, WI 53212-3958

SWAPNA STATUSGQAE
111 MAIN STREET
FARMINGDALE NY 11735-1988

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/3A5kPi

RING ENERGY

Ring Energy investor message:

A new, easy way to vote

As an investor in Ring Energy, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Ring Energy shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime — override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code provided on this letter with your smartphone camera or go to the website provided.

Thank you for being a valued Ring Energy shareholder.

Investor Relations | Ring Energy, Inc. | Indivicual.Stockholder@ringenergy.com

The Ring Energy Retail Voting Program described herein is neither endorsed nor solicited by your broker and its agents.

N38001

Registered Email:

RING ENERGY

Account Number *****89012345678901

A new, easy way to vote

Ring Energy is giving eligible investors a greater say in the proxy voting process

Dear Ring Energy Shareholder,

As an investor in Ring Energy, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Ring Energy shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

Opt in now →

What you can expect

- Saves time and effort by eliminating the need to vote each time.
- You maintain full control, with the ability to change your vote or opt out at any time.
- Guarantees your shares are always voted in line with the Board's recommendations.
- Participate for free. This service is offered at no added cost to you.

Thank you for investing in Ring Energy.

Investor Relations
Ring Energy Corporation
Individual.Stockholder@ringenergy.com

Opt in now →

Stay connected

Job #: N40924

©2026 Ring Energy, Inc. All Rights Reserved.
Ring Energy is a trademark of Ring Energy or its subsidiaries in the United States and elsewhere.
All other trademarks are those of their respective owners.
Any data collected will be processed according to Ring Energy's privacy policy.
Learn how we use email insights to improve your experience.

Registered Letter:

RING ENERGY
C/O SHAREHOLDER RELATIONS - SAVINGS PLAN
5959 LAS COLINAS BLVD
IRVING, TX 75039-2298

NIKOLE JEAN TIEDEMAN
19012 LEIGH LN
PFLUGERVILLE TX 78660-3496

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/IJdYJX

Account Number *****3564******0012

A new, easy way to vote

As an investor in Ring Energy, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Ring Energy shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime — override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code provided on this letter with your smartphone camera or go to the website provided.

Thank you for being a valued Ring Energy shareholder.

Investor Relations | Ring Energy, Inc. | Indivicual.Stockholder@ringenergy.com

N38001

Confirmation Page:

RING ENERGY

Thank you! Your preference is saved

You may now close this window or return to selection.

RING ENERGY

Privacy Statement

Investors should carefully consider the investment objectives and risks as well as charges and expenses of a mutual fund or ETF before investing.

© 2026 Ring Energy, Member FINRA/SIPC

Instruction Website:

RING ENERGY

Submit your standing voting instruction

Learn More

Choose your instruction:

Selection 1 - All Matters

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors.

Selection 2 - All Matters except Certain Specified Matters

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors, except on (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of shareholders.

Selection 3 - Opt out

No policy will be selected.

Terms of the voting consent agreement

By making a selection, you are agreeing to provide a standing instruction to Ring Energy for any eligible shares directly held in your name or held in "street name" but beneficially owned by you to be voted at all future shareholders' meetings consistent with the recommendations of Ring Energy's Board of Directors as to each type of proposal indicated by you in "Selection 1- All Matters" or "Selection 2 -All Matters Except Certain Specified Matters". This standing instruction will remain effective and in place for every shareholder meeting until you cancel the instruction, and will be communicated to your bank, broker or plan administrator (if your shares are held through them).

Submit →

Learn more

How does the voting service work?

What communications can I expect from Ring Energy as part of this service?

Who can participate in this free service?

What can I expect after enrolling?

Can I opt out of the service later?

Back to choose your instruction

RING ENERGY

Privacy Policy

Website Service Description:

Learn more section

How does the voting service work?

- As part of the service, after Ring Energy files its proxy statement, your shares will be voted according to the Board of Directors' recommendations.
- You can change your vote on any proposal related to any meeting by following the voting instruction included with your proxy materials.

What communications can I expect from Ring Energy as part of this service?

- Update you annually on your enrollment status
- Provide instructions on how to opt out or update your voting preferences
- Share a list of prior proposals the Board recommended

Who can participate in this free service?

All shareholders, including beneficial owners, registered shareholders, and participants in company-sponsored equity or retirement plans.

The service doesn't limit your voting choices—you can always vote differently on any proposal. If you opt in but later vote directly on a specific proposal, your vote will override the Board recommendation. As always, you'll receive proxy materials before each meeting, outlining all the proposals and the Board's recommendations.

What can I expect after enrolling?

Once you enroll, your shares will be voted according to the Board's recommendations—no further action is needed on your part. However, you can change your vote on any proposal at any time by voting directly; your most recent vote will always take precedence. You will continue to receive proxy materials before each meeting, which will outline all proposals and the Board's recommendations.

Can I opt out of the service later?

You can opt out of the service at any time and at no cost, which will stop your votes from being cast. If you decide to opt out after Ring Energy has filed a definitive proxy statement for an upcoming meeting, then your opt-out will apply to all future meetings after that one. For the current meeting, you can still change your vote by following the instructions in your proxy materials.